JOINT FILING AGREEMENT


         Each of the undersigned hereby agree that the statement on Amendment No. 1 to Schedule 13D with respect to the Common Stock, $.01 par value per share, of Hospitality Worldwide Services, Inc. f/k/a Light Savers U.S.A., Inc., dated February 3, 1997 is, and any amendments thereto signed by each of the undersigned, shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(f) of the Securities Exchange Act of 1934.

Dated: February 3, 1997


                                         RESOURCE HOLDINGS ASSOCIATES, L.P.

                                         By: RESOURCE HOLDINGS
                                             LIMITED, its General
                                             Partner



                                             By: /s/ Jerry M. Seslowe
                                                 --------------------
                                                 Jerry M. Seslowe
                                                 Managing Director


                                         RESOURCE HOLDINGS LIMITED


                                         By: /s/ Jerry M. Seslowe
                                             --------------------
                                             Jerry M. Seslowe
                                             Managing Director


                                         Jerry M. Seslowe
                                         -------------------------------
                                         Jerry M. Seslowe, Individually



                                         Richard A. Bartlett,
                                         -------------------------------
                                         Richard A. Bartlett,
                                         Individually


                                         John C. Shaw
                                         -------------------------------
                                         John C. Shaw, Individually